United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2008

(Date of Report – Date of earliest event reported)

DayStar Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34052	84-1390053
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

2972 Stender Way Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 907-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amended and Restated Executive Employment Agreements

On December 4, 2008, DayStar Technologies, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement with Ratson Morad, the Company’s President and Chief Operating Officer (the “Restated Morad Agreement”), which amends and restates his employment agreement with the Company dated February 19, 2008.

On December 4, 2008, the Company entered into an Amended and Restated Employment Agreement with Robert Weiss, the Company’s Chief Technology Officer (the “Restated Weiss Agreement”), which amends and restates his employment agreement with the Company dated April 1, 2006.

On December 5, 2008, the Company entered into an Amended and Restated Employment Agreement with Stephan J. DeLuca, the Company’s Chief Executive Officer (the “Restated DeLuca Agreement,” and together with the Restated Morad Agreement and the Restated Weiss Agreement, the “Restated Employment Agreements”), which amends and restates his employment agreement with the Company dated April 10, 2006, as amended on January 22, 2007.

The Restated Employment Agreements clarify the manner in which the agreements comply with recent changes to applicable tax laws, including Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Restated Employment Agreements (i) exempt the arrangements from the Code, and (ii) provide a “back stop” to implement a 6-month delay in payment if the revised arrangements are, in the future, deemed to be “deferred compensation” for purposes of the Code.

Additionally, under the Restated DeLuca Agreement and the Restated Weiss Agreement, each such executive’s non-renewal severance package has been decreased and the bonus portion of the change of control severance package has been reduced from the maximum amount to the target amount of any incentive payment.

Copies of the Restated DeLuca Agreement, Restated Morad Agreement and Restated Weiss Agreement are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the text of the Restated Employment Agreements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated Employment Agreement by and between DayStar Technologies, Inc. and Stephan J. DeLuca dated December 5, 2008.

10.2	Amended and Restated Employment Agreement by and between DayStar Technologies, Inc. and Ratson Morad dated December 4, 2008.

10.3	Amended and Restated Employment Agreement by and between DayStar Technologies, Inc. and Robert Weiss dated December 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

/s/ Stephan DeLuca
Stephan DeLuca Chief Executive Officer

Dated: December 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement by and between DayStar Technologies, Inc. and Stephan J. DeLuca dated December 5, 2008.

10.2	Amended and Restated Employment Agreement by and between DayStar Technologies, Inc. and Ratson Morad dated December 4, 2008.

10.3	Amended and Restated Employment Agreement by and between DayStar Technologies, Inc. and Robert Weiss dated December 4, 2008.